UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22437
Guggenheim Taxable Municipal Managed Duration Trust
(Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)
Registrant's telephone number, including area code:   (312) 827-0100
Date of fiscal year end:  May 31
Date of reporting period:  June 1, 2017 – November 30, 2017

Item 1.  Reports to Stockholders.
The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM

11.30.2017 (Unaudited)

Guggenheim Funds Semiannual Report

Guggenheim Taxable Municipal Managed Duration Trust

GuggenheimInvestments.com

CEF-GBAB-SAR-1117

GUGGENHEIMINVESTMENTS.COM/GBAB
... YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/gbab, you will find:
• Daily, weekly and monthly data on share prices, net asset values, distributions and more
• Monthly portfolio overviews and performance analyses
• Announcements, press releases and special notices
• Trust and adviser contact information
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Trust’s website in an ongoing effort to provide you with the most current information about how your Trust’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Trust.

(Unaudited)	November 30, 2017

DEAR SHAREHOLDER
We thank you for your investment in the Guggenheim Taxable Municipal Managed Duration Trust (the “Trust”). This report covers the Trust’s performance for the six-month period ended November 30, 2017.
The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. Under normal market conditions, the Trust invests at least 80% of its net assets plus the amount of any borrowings for investment purposes (“Managed Assets”) in a diversified portfolio of taxable municipal securities, and may invest up to 20% of Managed Assets in securities other than taxable municipal securities.
All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2017, the Trust provided a total return based on market price of 0.16% and a total return based on NAV of 3.41%. As of November 30, 2017, the Trust’s market price of $22.51 per share represented a discount of 3.51% to its NAV of $23.33 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Trust expenses. The market price of the Trust’s shares fluctuates from time to time, and may be higher or lower than the Trust’s NAV.
Each month of the period, the Trust paid a monthly distribution of $0.12573 per share. The most recent distribution represents an annualized rate of 6.70% based on the Trust’s closing market price of $22.51 on November 30, 2017. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust. Please see Note 2(d) on page 42 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Trust. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Trust through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 60 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly distribution in common shares of the Trust purchased in the market at a price less than NAV. Conversely, when the market price of the Trust’s common shares is at a premium above NAV, the DRIP reinvests participants’ distributions in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Trust endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which

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DEAR SHAREHOLDER (Unaudited) continued	November 30, 2017

causes shareholders to accumulate a larger number of Trust shares when the share price is lower than when the price is higher.
To learn more about the Trust’s performance and investment strategy for the semiannual period ended November 30, 2017, we encourage you to read the Questions & Answers section of this report, which begins on page 5.
We are honored that you have chosen the Guggenheim Taxable Municipal Managed Duration Trust as part of your investment portfolio. For the most up-to-date information regarding your investment, please visit the Trust’s website at guggenheiminvestments.com/gbab.

Sincerely,

Guggenheim Funds Investment Advisors, LLC
December 31, 2017

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QUESTIONS & ANSWERS (Unaudited)	November 30, 2017

Guggenheim Taxable Municipal Managed Duration Trust (the “Trust”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Assistant Chief Investment Officer; Jeffrey S. Carefoot, CFA, Senior Managing Director and Portfolio Manager; and Allen Li, CFA, Managing Director and Portfolio Manager. Effective December 1, 2017, James E. Pass no longer serves as a portfolio manager for the Trust. In the following interview, the investment team discusses the market environment and the Trust’s strategy and performance for the six-month period ended November 30, 2017.
What is the Trust’s investment objective and how is it pursued?
The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in taxable municipal securities, including Build America Bonds (“BABs”), which qualify for federal subsidy payments under the American Recovery and Reinvestment Act of 2009 (the “Act”).
Under normal market conditions, the Trust may invest up to 20% of its Managed Assets in securities other than taxable municipal securities, including municipal securities, the interest income from which is exempt from regular federal income tax (sometimes referred to as “tax-exempt municipal securities”); and asset-backed securities (“ABS”), senior loans, and other income-producing securities.
At least 80% of the Trust’s Managed Assets are invested in securities that, at the time of investment, are investment grade quality. The Trust may invest up to 20% of its Managed Assets in securities that, at the time of investment, are below investment grade quality. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. The Trust does not invest more than 25% of its Managed Assets in municipal securities in any one state of origin or more than 15% of its Managed Assets in municipal securities that, at the time of investment, are illiquid.
Most of the portfolio is invested in Build America Bonds. Has anything changed in that market?
Most of the Trust’s taxable municipal allocation is currently in BABs. BABs are taxable municipal securities that were created to support the public finance market following the 2009 financial crisis, and also to provide funding for projects that would create jobs. They include bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports, and public buildings. In contrast to traditional municipal bonds, interest received on BABs is subject to federal income tax and may be subject to state income tax. However,

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issuers of Direct Payment BABs are eligible to receive a subsidy from the U.S. Treasury of up to 35% of the interest paid on the bonds, allowing them to issue BABs that pay interest rates that are competitive with the rates typically paid by private bond issuers in the taxable fixed-income market.
Because the relevant provisions of the Act were not extended, bonds issued after December 31, 2010 cannot qualify as BABs. Therefore, the number of BABs available in the market is limited. Nearly $200 billion in BABs were issued before the program ended in 2010.
BABs have a feature that provides issuers the option to redeem the BABs if the U.S. government reduces the subsidy to the municipality. Most BABs became callable after Congress mandated sequestration in 2013. The subsidy has continued to be cut by about 7% in each of the past several fiscal years, effectively increasing the cost of borrowing for issuers. Nevertheless, the subsidy still in effect remains attractive to issuers, so relatively few BABs have been called.
Since the issuances under the BABs program concluded, gridlock at the federal level has meant state and local issuers have been the only source of municipal bonds. Proposals to reauthorize BABs or enact similar legislation have not been successful. A domestic infrastructure spending could result in some sort of qualified infrastructure bonds, including a program similar to Build America Bonds as a supplement to other programs involving other taxable or tax-exempt municipal bonds.
What were the significant events affecting the economy and market environment over the six-month period ended November 30, 2017?
At period end, the economy was enjoying the lowest unemployment rate since December 2000, the highest small business optimism since 1983, strong corporate earnings growth, and the prospect of a new tax regime that could stimulate growth and business investment. Regulatory relief for banks was also in the offing, alleviating undue burdens on mid-sized lenders. All this positive news prompted the U.S. Federal Reserve (the “Fed”) to gradually raise rates toward neutral in 2017, but an overheating labor market could force the Fed to continue on that path in 2018.
The fourth quarter of 2017 saw the commencement of the Fed’s balance sheet roll-off in October and another rate hike in December, taking the federal funds target to a range of 1.25% to 1.50%. Soft inflation surprised many market participants in 2017, but due to base effects and a tight labor market, core inflation may start to rise. With the unemployment rate approaching 3.5%, Fed hikes may occur at a faster pace in 2018 than policymakers or financial markets currently expect.
While the 2018 economic outlook is positive, the Fed is moving to an increasingly tight policy, and investors need to remain vigilant for late-cycle trends in the business cycle. In the meantime, the reduction in the corporate tax rate to 21% should be good for earnings, and the immediate expensing of capital expenditures could cause a surge in capital spending. However, higher levered segments of the fixed-income market may face negative effects from new rules governing tax deductibility of interest expense above certain limits. Investors must ensure that they are being adequately compensated for taking on credit risk in this environment.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2017

How did the Trust perform for the six-month period ended November 30, 2017?
All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2017, the Trust provided a total return based on market price of 0.16% and a total return based on NAV of 3.41% As of November 30, 2017, the Trust’s market price of $22.51 per share represented a discount of 3.51% to its NAV of $23.33 per share. As of May 31, 2017, the Trust’s market price of $23.23 per share represented a discount of 0.30% to its NAV of $23.30 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Trust expenses. The market price of the Trust’s shares fluctuates from time to time, and may be higher or lower than the Trust’s NAV.
The Trust paid a monthly distribution of $0.12573. The most recent distribution represents an annualized rate of 6.70% based on the Trust’s closing market price of $22.51 on November 30, 2017.
There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust. Please see Note 2(d) on page 42 for more information on distributions for the period.
Why did the Trust accrue excise tax during the six-month period ended November 30, 2017?
As a registered investment company, the Trust is subject to a 4% excise tax that is imposed if the Trust does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the trust’s fiscal year). The Trust generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. While the Trust’s income and capital gains can vary significantly from year to year, the Trust seeks to maintain more stable monthly distributions over time. The Trust may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management, in consultation with the Board, evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Trust and are available to supplement future distributions, which may facilitate the payment of more stable monthly distributions year over year.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2017

How did other markets perform in this environment for the six-month period ended November 30, 2017?

Index	Total Return
ICE BofA ML Build America Bond Index	3.34%
Bloomberg Barclays Taxable Municipal Index	3.31%
Bloomberg Barclays Municipal Index	0.40%
Bloomberg Barclays U.S. Aggregate Bond Index	0.68%
Bloomberg Barclays U.S. Corporate High Yield Index	2.28%
Credit Suisse Leveraged Loan Index	1.78%
ICE BofA/ML ABS Master BBB-AA Index	1.49%
S&P 500 Index	10.89%

What was notable in the municipal market for the six-month period ended November 30, 2017?
As of November 30, 2017, gross municipal issuance totaled $374 billion, 13% lower over the same period in 2016 and closer to 10-year averages. The lower volume reflected policy uncertainties, new political landscapes, and fewer refinancing opportunities. Following the period end, issuance in December 2017 reached a record high of $62.5 billion compared to a 5-year average of $27.2 billion in December. As of December 31, 2017, gross municipal issuance totaled $436 billion, 3% lower over the prior year. According to Lipper, municipal funds experienced net inflows of $18.1 billion in 2017.
Over the last six months, the municipal market continued to digest the progress of a wide range of federal policies, tax reform in particular. Finalized in December, the new tax bill included a provision to eliminate the federal income tax exemption on advanced refunding bonds, which municipal issuers use to refinance debt more than 90 days prior to bonds’ respective maturity dates.
In the months prior to January 1, 2018, the effective date of the tax legislation, the municipal market saw a sharp increase in new issue supply, driven by the expected expiration of tax exemption on advanced refunding bonds and uncertainty surrounding tax exemption provisions for private activity bonds most frequently issued by hospitals and universities. These types of bonds have accounted for approximately one-quarter of municipal bond supply in recent years.
The municipal market continued to focus on the Commonwealth of Puerto Rico, whose restructuring affects over $70 billion of debt, equivalent to greater than four times the debt included in the City of Detroit’s bankruptcy that began in 2013. Debt recoveries in Puerto Rico will hinge on legal decisions surrounding the priority of numerous stakeholders’ claims to Puerto Rico’s available resources. Implications of restructuring proceedings may impact the broader municipal market.
What is attractive about taxable municipals?
Taxable municipal issuance has accounted for roughly 10% of the annual new-issue municipal supply, and in 2017 is expected to total about $30 billion. As record-low interest rates globally spurred a demand for yield, the percentage of taxable municipal bonds held by non-U.S. investors has doubled

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2017

since 2009. These investors have been drawn by yields that are generally higher than comparable Treasury securities and have default rates and volatility lower than corporate bonds. Taxable municipals also have low correlation to other fixed income sectors, as well as equities. For these reasons, among others, the index of taxable municipals outpaced that of the broader municipal market for the six-month period ended November 30, 2017.
Discuss Trust asset allocation and respective performance for the six-month period ended November 30, 2017.
The Trust’s asset allocation changed little over the six-month period. The percentage of the Trust’s long-term investments (excluding cash) that was invested in taxable municipals (including BABs) Qualified School Construction Bonds (“QSCBs”), and other taxable municipal securities stayed at about 87%.
The balance of the Trust’s Managed Assets, equal to approximately 13% of the Trust’s long-term investments, was invested in ABS, bank loans, and high yield corporate bonds, as well as non-taxable municipal securities, such as tax-exempt municipal bonds. This exposure to leveraged credit, including senior floating rate interests and high yield bonds, and to ABS contributed to Trust performance, as these sectors had good returns over the six-month period with low correlation to the Trust’s core holdings.
Positively influencing the Trust’s return for the period were duration and yield curve positioning, sector allocation, the use of derivatives, and the use of leverage to enhance the Trust’s returns. Performance was driven by favorable security selection and lower interest rate sensitivity than the benchmark. Trust duration and credit quality remained stable over the period, helping manage risk. In addition, the Trust held interest rate swaps over the period to help manage the cost of leverage and to manage duration. The Trust continued to focus on A-rated taxable municipals in credit selection. Given increased market volatility and idiosyncratic weakness, the Trust continues to seek attractive risk-adjusted investment opportunities.
Discuss the Trust’s duration.
The Sub-Adviser employs investment and trading strategies that seek to maintain the leverage-adjusted duration of the Trust’s portfolio to generally less than 10 years. At November 30, 2017, the Trust’s duration was approximately seven years. (Duration is a measure of a bond’s price sensitivity to changes in interest rates, expressed in years. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield to maturity of the bond.)
The Sub-Adviser may seek to manage the duration of the Trust’s portfolio through the use of derivative instruments, including U.S. Treasury swaps, credit default swaps, total return swaps, and futures contracts, in an attempt to reduce the overall volatility of the Trust’s portfolio to changes in market interest rates. The Sub-Adviser used derivative instruments to manage the duration of the Trust’s

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2017

portfolio during the period. The Sub-Adviser may seek to manage the Trust’s duration in a flexible and opportunistic manner based primarily on then-current market conditions and interest rate levels. The Trust may incur costs in implementing the duration management strategy, but such strategy will seek to reduce the volatility of the Trust’s portfolio.
Discuss the Trust’s use of leverage.
Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage contributed to the Trust’s total return based on NAV during this period. The Trust utilizes leverage as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Leverage will not exceed 33.33% of the Trust’s Managed Assets.
As of November 30, 2017, the Trust’s leverage was approximately 21% of Managed Assets (including the proceeds of leverage), compared with approximately 22% as of May 31, 2017. The Trust currently employs leverage through reverse repurchase agreements with two counterparties and a credit facility with a major bank.
There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and could magnify the effect of any losses.
Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
The ICE BofA/ML Build America Bond Index is designed to track the performance of U.S. dollar-denominated Build America Bonds publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. market.
Bloomberg Barclays Taxable Municipal Index tracks performance of investment-grade fixed income securities issued by state and local governments whose income is not exempt from tax, issued generally to finance a project or activity that does not meet certain “public purpose/ use” requirements.
Bloomberg Barclays Municipal Index is a broad market performance benchmark for the tax-exempt bond market. The bonds included in this index must have a minimum credit rating of at least Baa.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2017

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).
The Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.
The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S.-dollar-denominated leveraged loan market.
The ICE BofA/ML ABS Master BBB-AA Index is a subset of The BofA/ML U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.
The Standard & Poor’s (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.
Risks and Other Considerations
Investing involves risk, including the possible loss of principal and fluctuation of value.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views may differ from views of other investment professionals at Guggenheim and should not be construed as research, investment advice or a recommendation of any kind regarding the fund or any issuer or security, do not constitute a solicitation to buy or sell any security and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation or particular needs of any specific investor.
The views expressed in this report may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2017

There can be no assurance that the Trust will achieve its investment objectives or that any investment strategies or techniques discussed herein will be effective. The value of the Trust will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown.
Please see guggenheiminvestments.com/gbab for a detailed discussion of the Trust’s risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

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TRUST SUMMARY (Unaudited)	November 30, 2017

Trust Statistics
Share Price	$22.51
Net Asset Value	$23.33
Discount to NAV	-3.51%
Net Assets ($000)	$406,247

AVERAGE ANNUAL TOTAL RETURNS FOR
THE PERIOD ENDED NOVEMBER 30, 2017
					Since
Six Month		One	Three	Five	Inception
(non-annualized)		Year	Year	Year	(10/27/10)
Guggenheim Taxable Municipal Managed Duration Trust
NAV	3.41%	8.27%	6.42%	6.74%	10.03%
Market	0.16%	14.20%	8.27%	6.91%	9.13%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Trust expenses. The deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gbab. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Trust at the initial share price of $20.00 per share for share price returns or initial NAV of $19.10 per share for NAV returns. Returns for periods of less than one year are not annualized.

Portfolio Breakdown	% of Net Assets
Municipal Bonds	110.6%
Corporate Bonds	4.5%
Asset-Backed Securities	4.5%
Senior Floating Rate Interests	3.2%
Money Market Fund	1.3%
Common Stocks	0.1%
Collateralized Mortgage Obligations	0.0%
Total Investments	124.2%
Other Assets & Liabilities, net	(24.2)%
Net Assets	100.0%

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gbab. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

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Ten Largest Holdings	% of Total Net Assets
New Jersey Turnpike Authority Revenue Bonds, Build America Bonds, 7.10%	3.6%
State of West Virginia, Higher Education Policy Commission, Revenue Bonds,
Federally Taxable Build America Bonds 2010, 7.65%	3.5%
Dallas, Texas, Convention Center Hotel Development Corporation, Hotel
Revenue Bonds, Taxable Build America Bonds, 7.09%	3.3%
Westchester County Health Care Corporation, Revenue Bonds, Taxable Build
America Bonds, 8.57%	3.2%
School District of Philadelphia, Pennsylvania, General Obligation Bonds,
Series 2011A, Qualified School Construction Bonds – (Federally Taxable –
Direct Subsidy), 6.00%	2.9%
Oakland Unified School District, County of Alameda, California, Taxable General
Obligation Bonds, Election of 2006, Qualified School Construction Bonds,
Series 2012B, 6.88%	2.9%
Los Angeles Department of Water & Power Power System Revenue Revenue Bonds,
Build America Bonds, 7.00%	2.8%
California, General Obligation Bonds, Various Purpose, Taxable Build America Bonds, 7.70%	2.8%
Noblesville Multi-School Building Corporation, Hamilton County, Indiana, Taxable
Unlimited Ad Valorem Property Tax First Mortgage Bonds, Build America Bonds, 6.50%	2.8%
Los Angeles Department of Water & Power Power System Revenue Revenue Bonds,
Build America Bonds, 7.00%	2.8%
Top Ten Total	30.6%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.

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TRUST SUMMARY (Unaudited) continued	November 30, 2017

Portfolio Composition by Quality Rating*
% of Total
Rating	Investments
Fixed Income Instruments
AAA	1.1%
AA	57.6%
A	21.9%
BBB	9.9%
BB	4.5%
B	2.9%
CCC	0.2%
NR**	0.7%
Other Instruments
Money Market Fund	1.1%
Common Stocks	0.1%
Total Investments	100.0%

*
Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

**	NR securities do not necessarily indicate low credit quality.

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TRUST SUMMARY (Unaudited) continued	November 30, 2017

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SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2017

	Shares	Value
COMMON STOCKS† – 0.1%
Energy – 0.1%
SandRidge Energy, Inc.*	9,731	$ 181,094
Approach Resources, Inc.*	44,160	110,400
Total Energy		291,494
Technology – 0.0%
Aspect Software Parent, Inc.*,†††,1,2	6,275	40,475
Aspect Software Parent, Inc.*,†††,1,2	2,541	16,390
Total Technology		56,865
Consumer, Non-cyclical – 0.0%
Targus Group International Equity, Inc*,†††,1,2	18,415	34,736
Communications – 0.0%
Cengage Learning Acquisitions, Inc.*,††	3,457	25,927
Total Common Stocks
(Cost $470,772)		409,022
MONEY MARKET FUND† – 1.3%
Dreyfus Treasury Prime Cash Management Institutional Shares 0.98%[3]	5,380,621	5,380,621
Total Money Market Fund
(Cost $5,380,621)		5,380,621

	Face
	Amount	Value
MUNICIPAL BONDS†† – 110.6%
California – 22.7%
Los Angeles Department of Water & Power Power System Revenue Revenue
Bonds, Build America Bonds[10]
7.00% due 07/01/41	$ 10,000,000	11,562,100
7.00% due 07/01/41	10,000,000	11,195,100
Santa Ana Unified School District, California, General Obligation Bonds,
Federal Taxable Build America Bonds[10]
7.10% due 08/01/40	7,755,000	10,560,992
6.80% due 08/01/30	2,245,000	2,815,746
Oakland Unified School District, County of Alameda, California, Taxable General
Obligation Bonds, Election of 2006, Qualified School Construction
Bonds, Series 2012B
6.88% due 08/01/33	10,000,000	11,591,400
California, General Obligation Bonds, Various Purpose, Taxable Build
America Bonds[10]
7.70% due 11/01/30	10,000,000	11,515,200
Long Beach Unified School District, California, Qualified School Construction
Bonds, Federally Taxable, Election of 2008, General Obligation Bonds
5.91% due 08/01/25	7,500,000	8,707,575

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

	Face
	Amount	Value
MUNICIPAL BONDS†† – 110.6% (continued)
California – 22.7% (continued)
Riverside Community College District General Obligation Unlimited
7.02% due 08/01/40	$ 5,000,000	$ 5,611,600
Metropolitan Water District, Southern California, Water Revenue Bonds,
2010 Authorization, Taxable Build America Bonds[10]
6.95% due 07/01/40	5,000,000	5,592,100
Sonoma Valley Unified School District General Obligation Unlimited
7.12% due 08/01/28	3,330,000	3,742,154
California Housing Finance Agency Revenue Bonds
3.66% due 02/01/29	3,000,000	3,038,100
Culver City Redevelopment Agency, California, Taxable Tax Allocation Bonds,
Culver City Redevelopment Project
8.00% due 11/01/20	1,570,000	1,642,471
Monrovia Unified School District, Los Angeles County, California, Election of 2006
General Obligation Bonds, Build America Bonds, Federally Taxable[10]
7.25% due 08/01/28	1,025,000	1,274,536
Placentia-Yorba Linda Unified School District (Orange County, California), General
Obligation Bonds, Federally Taxable Direct-Pay Qualified School
Construction Bonds, Election of 2008
5.40% due 02/01/26	1,000,000	1,117,810
Cypress Elementary School District (Orange County, California), General Obligation
Bonds, Direct Pay Qualified School Construction Bonds, 2008 Election
6.65% due 08/01/25	660,000	750,268
6.05% due 08/01/21	340,000	363,372
Alhambra Unified School District General Obligation Unlimited
6.70% due 02/01/26	500,000	601,020
California State University Revenue Bonds
3.90% due 11/01/47	500,000	517,690
Total California		92,199,234
Illinois – 10.6%
Northern Illinois University, Auxiliary Facilities System Revenue Bonds,
Build America Program, Taxable[10]
8.15% due 04/01/41	5,000,000	5,494,450
7.95% due 04/01/35	4,500,000	4,959,810
Chicago, Illinois, Second Lien Wastewater Transmission Revenue Project
Bonds, Taxable Build America Bonds[10]
6.90% due 01/01/40	5,100,000	6,526,266
Illinois, General Obligation Bonds, Taxable Build America Bonds[10]
7.35% due 07/01/35	5,000,000	5,793,450
Chicago, Illinois, Board of Education, Unlimited Tax General Obligation
Bonds, Dedicated Revenues, Taxable Build America Bonds[10]
6.52% due 12/01/40	5,000,000	4,833,200
City of Chicago Illinois General Obligation Unlimited
6.26% due 01/01/40	2,500,000	2,623,550
5.43% due 01/01/42	2,000,000	1,948,140

See notes to financial statements.

18 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

	Face
	Amount	Value
MUNICIPAL BONDS†† – 110.6% (continued)
Illinois – 10.6% (continued)
Chicago, Illinois, Second Lien Water Revenue Bonds, Taxable Build America Bonds[10]
6.74% due 11/01/40	$ 2,990,000	$ 3,889,900
Southwestern Illinois Development Authority Revenue Bonds
7.23% due 10/15/35	3,000,000	3,280,080
Southwestern Illinois, Development Authority, Taxable Local Government,
Program Revenue Bonds, Flood Prevention District Project,
Build America Bonds[10]
7.03% due 04/15/32	2,000,000	2,179,360
State of Illinois General Obligation Unlimited
6.63% due 02/01/35	930,000	1,030,961
6.73% due 04/01/35	200,000	221,156
Chicago Board of Education General Obligation Unlimited, Build America Bonds[10]
6.14% due 12/01/39	195,000	186,799
Total Illinois		42,967,122
Washington – 10.1%
Washington State University, Housing and Dining System Revenue Bonds,
Taxable Build America Bonds[10]
7.40% due 04/01/41	6,675,000	9,651,382
7.10% due 04/01/32	3,325,000	4,400,405
Washington State Convention Center Public Facilities District, Lodging Tax Bonds,
Taxable Build America Bonds[10]
6.79% due 07/01/40	5,000,000	6,456,850
Public Hospital District No. 1, King County, Washington, Valley Medical Center,
Hospital Facilities Revenue Bonds
8.00% due 06/15/40[4]	5,800,000	6,364,688
Central Washington University, System Revenue Bonds, 2010, Taxable Build
America Bonds[10]
6.50% due 05/01/30[4]	5,000,000	6,109,050
City of Anacortes Washington Utility System Revenue Revenue Bonds
6.48% due 12/01/30	5,000,000	5,437,950
City of Auburn Washington Utility System Revenue Revenue Bonds
6.40% due 12/01/30[4]	2,000,000	2,190,200
Port of Seattle Washington Revenue Bonds
3.76% due 05/01/36	300,000	305,538
Total Washington		40,916,063
New Jersey – 6.3%
New Jersey Turnpike Authority Revenue Bonds, Build America Bonds[10]
7.10% due 01/01/41	10,000,000	14,733,800
Camden County Improvement Authority Revenue Bonds, Build America Bonds[10]
7.75% due 07/01/34	8,000,000	8,785,200
7.85% due 07/01/35	2,000,000	2,196,960
Total New Jersey		25,715,960

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

	Face
	Amount	Value
MUNICIPAL BONDS†† – 110.6% (continued)
Pennsylvania – 6.3%
School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series 2011A,
Qualified School Construction Bonds – (Federally Taxable – Direct Subsidy)
6.00% due 09/01/30	$ 10,330,000	$ 11,796,137
Pittsburgh, Pennsylvania, School District, Taxable Qualified School Construction Bonds
6.85% due 09/01/29	6,870,000	8,536,936
Lebanon Authority, Pennsylvania, Sewer Revenue Bonds, Taxable Build America Bonds[10]
7.14% due 12/15/35	4,865,000	5,212,799
Total Pennsylvania		25,545,872
New York – 6.2%
Westchester County Health Care Corporation, Revenue Bonds, Taxable Build
America Bonds[10]
8.57% due 11/01/40	10,000,000	13,175,200
Metropolitan Transportation Authority, New York, Transportation Revenue Bonds,
Taxable Build America Bonds[10]
6.55% due 11/15/31	5,000,000	6,550,600
7.13% due 11/15/30	5,000,000	5,673,350
Total New York		25,399,150
Indiana – 6.2%
Noblesville Multi-School Building Corporation, Hamilton County, Indiana,
Taxable Unlimited Ad Valorem Property Tax First Mortgage Bonds,
Build America Bonds[10]
6.50% due 01/15/21	10,000,000	11,335,600
Evansville-Vanderburgh School Building Corp. Revenue Bonds, Build America Bonds[10]
6.50% due 01/15/30	8,690,000	9,523,024
County of Knox Indiana Revenue Bonds, Build America Bonds[10]
5.90% due 04/01/34	2,920,000	3,080,045
Indiana Finance Authority Revenue Bonds
5.50% due 04/01/24	1,060,000	1,194,673
Total Indiana		25,133,342
Michigan – 6.0%
Detroit City School District General Obligation Unlimited, Build America Bonds[10]
6.85% due 05/01/40	5,000,000	5,373,550
7.75% due 05/01/39	2,640,000	3,759,307
Whitehall District Schools, Muskegon County, Michigan, 2010 School Building and
Site Bonds, General Obligation, Unlimited Tax Bonds, Taxable Qualified
School Construction Bonds
6.10% due 05/01/26	2,500,000	2,720,625
6.50% due 05/01/29	2,000,000	2,178,380
Detroit, Michigan, School District, School Building and Site Bonds, Unlimited
Tax General Obligation Bonds, Taxable Qualified School Construction Bonds
6.65% due 05/01/29	2,640,000	3,246,804

See notes to financial statements.

20 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

	Face
	Amount	Value
MUNICIPAL BONDS†† – 110.6% (continued)
Michigan – 6.0% (continued)
Fraser Public School District, Macomb County, Michigan, General Obligation
Federally Taxable School Construction Bonds, 2011 School Building and
Site Bonds
6.05% due 05/01/26[4]	$ 3,000,000	$ 3,216,690
City of Detroit Michigan Water Supply System Revenue Revenue Bonds
5.00% due 07/01/41	1,555,000	1,649,342
Oakridge, Michigan, Public Schools, Unlimited Tax General Obligation Bonds
6.75% due 05/01/26	1,000,000	1,071,040
City of Detroit Michigan Sewage Disposal System Revenue Revenue Bonds
1.50% (3 Month USD LIBOR + 60 bps) due 07/01/32[5]	1,000,000	923,650
Comstock Park Public Schools General Obligation Unlimited
6.30% due 05/01/26	415,000	463,891
Total Michigan		24,603,279
Texas – 6.0%
Dallas, Texas, Convention Center Hotel Development Corporation, Hotel Revenue
Bonds, Taxable Build America Bonds[10]
7.09% due 01/01/42	10,000,000	13,310,700
El Paso, Texas, Combination Tax and Revenue Certification of Obligation,
Taxable Build America Bonds[10]
6.70% due 08/15/36	10,000,000	11,055,600
Total Texas		24,366,300
Florida – 4.1%
County of Miami-Dade Florida Transit System Revenue Bonds, Build America Bonds[10]
6.91% due 07/01/39	10,000,000	10,729,800
Orlando, Florida, Community Redevelopment Agency, Taxable Tax Increment
Revenue Build America Bonds[10]
7.78% due 09/01/40	5,000,000	5,732,200
Total Florida		16,462,000
West Virginia – 3.5%
State of West Virginia, Higher Education Policy Commission, Revenue Bonds,
Federally Taxable Build America Bonds 2010[10]
7.65% due 04/01/40	10,000,000	14,070,600
Ohio – 3.2%
American Municipal Power, Inc., Combined Hydroelectric Projects Revenue Bonds,
New Clean Renewable Energy Bonds
7.33% due 02/15/28	5,000,000	6,353,650
Madison Local School District, Richland County, Ohio, School Improvement,
Taxable Qualified School Construction Bonds
6.65% due 12/01/29	2,500,000	2,753,650
Cuyahoga County, Ohio, Hospital Revenue Bonds, The Metrohealth System,
Build America Bonds, Taxable[10]
8.22% due 02/15/40[4]	1,950,000	2,514,018

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

	Face
	Amount	Value
MUNICIPAL BONDS†† – 110.6% (continued)
Ohio – 3.2% (continued)
Toronto City School District, Ohio, Qualified School Construction Bonds
General Obligation Bonds
7.00% due 12/01/28	$ 1,230,000	$ 1,290,873
Total Ohio		12,912,191
Colorado – 2.9%
Colorado, Building Excellent Schools Today, Certificates of Participation,
Taxable Build America Bonds[10]
7.02% due 03/15/31	7,500,000	8,501,400
Colorado, Building Excellent Schools Today, Certificates of Participation,
Taxable Qualified School Construction
6.82% due 03/15/28	2,500,000	3,223,975
Total Colorado		11,725,375
Vermont – 2.6%
Vermont State Colleges, Revenue Bonds, Taxable Build America Bonds[10]
7.21% due 07/01/40[4]	7,500,000	8,335,725
6.10% due 07/01/25[4]	2,155,000	2,343,455
Total Vermont		10,679,180
Alabama – 2.6%
Alabama State University, General Tuition and Fee Revenue Bonds, Taxable
Direct-Pay Build America Bonds[10]
7.20% due 09/01/38[4]	5,000,000	5,280,350
7.10% due 09/01/35[4]	3,000,000	3,174,330
7.25% due 09/01/40[4]	2,000,000	2,109,820
Total Alabama		10,564,500
Nevada – 2.5%
Nevada System of Higher Education University, Revenue Bonds, Build America Bonds[10]
7.90% due 07/01/40	5,050,000	5,606,712
7.60% due 07/01/30	1,500,000	1,655,700
Clark County, Nevada, Airport Revenue Bonds, Build America Bonds[10]
6.88% due 07/01/42	1,425,000	1,533,357
Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Water Bonds,
Taxable Build America Bonds[10]
7.10% due 06/01/39	1,200,000	1,287,696
Total Nevada		10,083,465
Louisiana – 2.3%
Orleans Parish, School Board of the Parish of Orleans, Louisiana
4.40% due 02/01/21	8,000,000	8,410,240
Tangipahoa Parish Hospital Service District No. 1, Louisiana, Taxable Hospital
Revenue Bonds, North Oaks Health System Project, Build America Bonds[10]
7.20% due 02/01/42	1,055,000	1,114,112
Total Louisiana		9,524,352

See notes to financial statements.

22 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

	Face
	Amount	Value
MUNICIPAL BONDS†† – 110.6% (continued)
Mississippi – 1.8%
Medical Center Educational Building Corporation, Taxable Build America Bonds,
University of Mississippi Medical Center Facilities Expansion and
Renovation Project[10]
6.84% due 06/01/35	$ 5,000,000	$ 5,473,900
Mississippi, Hospital Equipment and Facilities Authority, Taxable Build America
Revenue Bonds, Forrest County General Hospital Project[10]
7.27% due 01/01/32	1,000,000	1,073,450
7.39% due 01/01/40	905,000	963,038
Total Mississippi		7,510,388
South Carolina – 1.6%
County of Horry South Carolina Airport Revenue Revenue Bonds, Build America Bonds[10]
7.33% due 07/01/40	5,000,000	6,458,100
Georgia – 1.4%
Georgia Municipal Association, Inc., Certificates of Participation, DeKalb
County Public Schools Project
5.21% due 12/01/22	5,000,000	5,548,500
South Dakota – 0.9%
City of Pierre South Dakota Electric Revenue Revenue Bonds
7.50% due 12/15/40	3,490,000	3,638,534
Puerto Rico – 0.8%
Puerto Rico Electric Power Authority Revenue Bonds
1.41% (3 Month USD LIBOR + 52 bps) due 07/01/29[5]	1,205,000	1,009,187
5.25% due 07/01/32	1,000,000	939,780
Puerto Rico Highway & Transportation Authority Revenue Bonds
5.25% due 07/01/36	1,300,000	1,414,660
Total Puerto Rico		3,363,627
Total Municipal Bonds
(Cost $384,266,707)		449,387,134
CORPORATE BONDS†† – 4.5%
Consumer, Non-cyclical – 1.6%
Kaiser Foundation Hospitals
4.15% due 05/01/47	1,800,000	1,921,080
Tufts Medical Center, Inc.
7.00% due 01/01/38	1,500,000	1,770,996
Valeant Pharmaceuticals International, Inc.
6.50% due 03/15/22[6]	1,000,000	1,050,000
Avantor, Inc.
6.00% due 10/01/24[6]	1,000,000	1,000,625
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22	250,000	263,125

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

	Face
	Amount	Value
CORPORATE BONDS†† – 4.5% (continued)
Consumer, Non-cyclical – 1.6% (continued)
WEX, Inc.
4.75% due 02/01/23[6]	$ 250,000	$ 255,625
ADT Corp.
6.25% due 10/15/21	200,000	220,000
Total Consumer, Non-cyclical		6,481,451
Energy – 1.3%
EQT Corp.
8.13% due 06/01/19	1,200,000	1,299,713
4.88% due 11/15/21	250,000	267,563
Comstock Resources, Inc.
10.00% due 03/15/20[11]	1,100,000	1,134,375
Antero Resources Corp.
5.63% due 06/01/23	600,000	625,500
5.38% due 11/01/21	100,000	102,500
Hess Corp.
8.13% due 02/15/19	650,000	691,592
Husky Energy, Inc.
3.95% due 04/15/22	250,000	258,849
4.00% due 04/15/24	195,000	202,861
Sabine Pass Liquefaction LLC
5.63% due 02/01/21	300,000	322,565
Buckeye Partners, LP
4.35% due 10/15/24	250,000	255,957
Cheniere Corpus Christi Holdings LLC
7.00% due 06/30/24	100,000	113,500
DCP Midstream Operating, LP
5.35% due 03/15/20[6]	100,000	103,500
Schahin II Finance Co. SPV Ltd.
5.88% due 09/25/22[7,12]	651,500	91,210
Total Energy		5,469,685
Communications – 0.8%
DISH DBS Corp.
5.88% due 11/15/24	1,050,000	1,057,875
Sprint Communications, Inc.
7.00% due 03/01/20[6]	900,000	964,125
9.00% due 11/15/18[6]	56,000	59,150
T-Mobile USA, Inc.
6.00% due 04/15/24	500,000	532,500
MDC Partners, Inc.
6.50% due 05/01/24[6]	500,000	502,500
Zayo Group LLC / Zayo Capital, Inc.
6.38% due 05/15/25	100,000	106,125

See notes to financial statements.

24 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

	Face
	Amount	Value
CORPORATE BONDS†† – 4.5% (continued)
Communications – 0.8% (continued)
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[6]	$ 100,000	$ 99,750
CSC Holdings LLC
5.25% due 06/01/24	100,000	97,469
Total Communications		3,419,494
Consumer, Cyclical – 0.3%
Titan International, Inc.
6.50% due 11/30/23[6]	850,000	845,495
WMG Acquisition Corp.
6.75% due 04/15/22[6]	200,000	209,374
Total Consumer, Cyclical		1,054,869
Industrial – 0.2%
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19	800,000	806,000
Basic Materials – 0.1%
GCP Applied Technologies, Inc.
9.50% due 02/01/23[6]	500,000	556,875
Mirabela Nickel Ltd.
2.38% due 06/24/19[7,11]	96,316	8,669
Total Basic Materials		565,544
Financial – 0.1%
FBM Finance, Inc.
8.25% due 08/15/21[6]	150,000	160,125
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.25% due 08/15/24[6]	125,000	128,125
Total Financial		288,250
Technology – 0.1%
Infor US, Inc.
6.50% due 05/15/22	200,000	206,000
Total Corporate Bonds
(Cost $17,064,344)		18,291,293
ASSET-BACKED SECURITIES†† – 4.5%
Collateralized Loan Obligations – 4.2%
Jamestown CLO VI Ltd.
2015-6A, 6.69% (3 Month USD LIBOR + 525 bps) due 02/20/27[5,6]	1,250,000	1,139,066
FDF I Ltd.
2015-1A, 7.50% due 11/12/30[6]	1,000,000	1,005,306
Saranac CLO III Ltd.
2014-3A, 4.97% (3 Month USD LIBOR + 365 bps) due 06/22/25[5,6]	1,000,000	1,002,284

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

	Face
	Amount	Value
ASSET-BACKED SECURITIES†† – 4.5% (continued)
Collateralized Loan Obligations – 4.2% (continued)
Betony CLO Ltd.
2015-1A, 6.71% (3 Month USD LIBOR + 535 bps) due 04/15/27[5,6]	$ 1,000,000	$ 995,500
Venture XX CLO Ltd.
2015-20A, 7.66% (3 Month USD LIBOR + 630 bps) due 04/15/27[5,6]	900,000	842,623
KVK CLO Ltd.
2014-2A, 6.11% (3 Month USD LIBOR + 475 bps) due 07/15/26[5,6]	300,000	279,602
2013-2A, 5.01% (3 Month USD LIBOR + 365 bps) due 01/15/26[5,6]	250,000	250,774
2015-1A, 7.19% (3 Month USD LIBOR + 575 bps) due 05/20/27[5,6]	250,000	244,984
Cent CLO Ltd.
2014-21A, 4.87% (3 Month USD LIBOR + 350 bps) due 07/27/26[5,6]	600,000	601,793
Eaton Vance CLO Ltd.
2014-1A, 6.39% (3 Month USD LIBOR + 503 bps) due 07/15/26[5,6]	600,000	588,336
OHA Credit Partners VIII Ltd.
2013-8A, 5.76% (3 Month USD LIBOR + 440 bps) due 04/20/25[5,6]	275,000	270,697
2013-8A, 4.86% (3 Month USD LIBOR + 350 bps) due 04/20/25[5,6]	250,000	250,976
Ocean Trails CLO V
2014-5A, 6.71% (3 Month USD LIBOR + 535 bps) due 10/13/26[5,6]	500,000	500,159
Galaxy XVI CLO Ltd.
2013-16A, 4.77% (3 Month USD LIBOR + 335 bps) due 11/16/25[5,6]	500,000	496,514
WhiteHorse X Ltd.
2015-10A, 6.65% (3 Month USD LIBOR + 530 bps) due 04/17/27[5,6]	500,000	482,540
Avery Point IV CLO Ltd.
2014-1A, 5.91% (3 Month USD LIBOR + 460 bps) due 04/25/26[5,6]	500,000	480,428
NewMark Capital Funding CLO Ltd.
2014-2A, 6.14% (3 Month USD LIBOR + 480 bps) due 06/30/26[5,6]	500,000	472,503
WhiteHorse VIII Ltd.
2014-1A, 5.93% (3 Month USD LIBOR + 455 bps) due 05/01/26[5,6]	500,000	468,414
Flatiron CLO Ltd.
2013-1A, 6.70% (3 Month USD LIBOR + 535 bps) due 01/17/26[5,6]	400,000	365,939
TICP CLO I Ltd.
2014-1A, 5.87% (3 Month USD LIBOR + 450 bps) due 04/26/26[5,6]	300,000	295,885
Regatta IV Funding Ltd.
2014-1A, 6.32% (3 Month USD LIBOR + 495 bps) due 07/25/26[5,6]	300,000	290,330
Pinnacle Park CLO Ltd.
2014-1A, 6.91% (3 Month USD LIBOR + 555 bps) due 04/15/26[5,6]	300,000	274,710
Octagon Investment Partners XXI Ltd.
2014-1A, 8.01% (3 Month USD LIBOR + 660 bps) due 11/14/26[5,6]	250,000	252,478
Staniford Street CLO Ltd.
2014-1A, 4.82% (3 Month USD LIBOR + 350 bps) due 06/15/25[5,6]	250,000	249,984
Octagon Investment Partners XX Ltd.
2014-1A, 6.66% (3 Month USD LIBOR + 525 bps) due 08/12/26[5,6]	250,000	248,734
AIMCO CLO
2014-AA, 6.55% (3 Month USD LIBOR + 525 bps) due 07/20/26[5,6]	250,000	246,392

See notes to financial statements.

26 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

	Face
	Amount	Value
ASSET-BACKED SECURITIES†† – 4.5% (continued)
Collateralized Loan Obligations – 4.2% (continued)
Ballyrock CLO LLC
2014-1A, 6.36% (3 Month USD LIBOR + 500 bps) due 10/20/26[5,6]	$ 250,000	$ 246,014
Golub Capital Partners CLO Ltd.
2014-21A, 4.67% (3 Month USD LIBOR + 330 bps) due 10/25/26[5,6]	250,000	245,521
Newstar Commercial Loan Funding LLC
2014-1A, 6.11% (3 Month USD LIBOR + 475 bps) due 04/20/25[5,6]	250,000	245,245
BNPP IP CLO Ltd.
2014-2A, 6.63% (3 Month USD LIBOR + 525 bps) due 10/30/25[5,6]	250,000	244,909
Adams Mill CLO Ltd.
2014-1A, 6.36% (3 Month USD LIBOR + 500 bps) due 07/15/26[5,6]	250,000	243,914
Mountain Hawk II CLO Ltd.
2013-2A, 4.51% (3 Month USD LIBOR + 315 bps) due 07/22/24[5,6]	250,000	243,462
Jamestown CLO III Ltd.
2013-3A, 5.96% (3 Month USD LIBOR + 460 bps) due 01/15/26[5,6]	250,000	243,121
Washington Mill CLO Ltd.
2014-1A, 6.21% (3 Month USD LIBOR + 485 bps) due 04/20/26[5,6]	250,000	242,993
Octagon Investment Partners XXII Ltd.
2014-1A, 7.66% (3 Month USD LIBOR + 630 bps) due 11/25/25[5,6]	250,000	241,585
Harbourview CLO VII Ltd.
2014-7A, 6.57% (3 Month USD LIBOR + 513 bps) due 11/18/26[5,6]	250,000	240,312
MP CLO V Ltd.
2014-1A, 7.25% (3 Month USD LIBOR + 590 bps) due 07/18/26[5,6]	250,000	239,860
Jamestown CLO V Ltd.
2014-5A, 6.45% (3 Month USD LIBOR + 510 bps) due 01/17/27[5,6]	250,000	239,654
Tuolumne Grove CLO Ltd.
2014-1A, 6.12% (3 Month USD LIBOR + 475 bps) due 04/25/26[5,6]	250,000	236,758
Avery Point V CLO Ltd.
2014-5A, 6.20% (3 Month USD LIBOR + 490 bps) due 07/17/26[5,6]	250,000	233,169
WhiteHorse VII Ltd.
2013-1A, 6.25% (3 Month USD LIBOR + 480 bps) due 11/24/25[5,6]	200,000	199,556
Carlyle Global Market Strategies CLO Ltd.
2012-3A, due 10/04/28[6,8]	250,000	188,069
Cerberus Onshore II CLO LLC
2014-1A, 5.36% (3 Month USD LIBOR + 400 bps) due 10/15/23[5,6]	136,560	136,382
Atlas Senior Loan Fund II Ltd.
2012-2A, due 01/30/24[6,8]	250,000	132,951
West CLO Ltd.
2013-1A, due 11/07/25[6,8]	250,000	127,258
Great Lakes CLO Ltd.
2014-1A, due 10/15/29[6,8]	115,385	102,073
DIVCORE CLO Ltd.
2013-1A, 5.15% (1 Month USD LIBOR + 390 bps) due 11/15/32[5,6]	53,290	53,270

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

	Face
	Amount	Value
ASSET-BACKED SECURITIES†† – 4.5% (continued)
Collateralized Loan Obligations – 4.2% (continued)
Gramercy Park CLO Ltd.
2012-1A, due 07/17/23[6,8]	$ 250,000	$ 8,301
Total Collateralized Loan Obligations		16,931,328
Collateralized Debt Obligations – 0.3%
N-Star REL CDO VIII Ltd.
2006-8A, 1.59% (1 Month USD LIBOR + 36 bps) due 02/01/41[5,6]	798,688	796,594
Highland Park CDO I Ltd.
2006-1A, 1.86% (3 Month USD LIBOR + 40 bps) due 11/25/51[5,12]	116,203	111,057
Pasadena CDO Ltd.
2002-1A, 2.18% (3 Month USD LIBOR + 85 bps) due 06/19/37[5,6]	84,203	83,852
Diversified Asset Securitization Holdings II, LP
2000-1X, 1.81% (3 Month USD LIBOR + 49 bps) due 09/15/35[5]	4,113	4,100
Total Collateralized Debt Obligations		995,603
Whole Business – 0.0%
Icon Brand Holdings LLC
2012-1A, 4.23% due 01/25/43[6]	161,088	148,315
Transport-Aircraft – 0.0%
Raspro Trust
2005-1A, 1.73% (3 Month LIBOR + 40 bps) due 03/23/24[5,6]	35,033	34,232
Total Asset-Backed Securities
(Cost $15,126,935)		18,109,478
SENIOR FLOATING RATE INTERESTS††,5 – 3.2%
Technology – 1.3%
EIG Investors Corp.
5.46% ((3 Month USD LIBOR + 400 bps) and (1 Month USD LIBOR + 400 bps))
due 02/09/23[13]	2,460,270	2,475,130
TIBCO Software, Inc.
4.85% (1 Month USD LIBOR + 350 bps) due 12/04/20	680,842	682,033
Advanced Computer Software
6.94% (3 Month USD LIBOR + 550 bps) due 03/18/22	484,705	479,252
Lytx, Inc.
8.10% (1 Month USD LIBOR + 675 bps) due 08/31/23†††,1	473,684	462,460
Aspect Software, Inc.
11.85% (1 Month USD LIBOR + 1050 bps) due 05/25/20[2]	432,216	428,974
Misys Ltd.
4.98% (3 Month USD LIBOR + 350 bps) due 06/13/24	350,000	349,538
First Data Corp.
3.56% (1 Month USD LIBOR + 225 bps) due 04/26/24	233,089	233,047
Quorum Business Solutions
6.13% (3 Month USD LIBOR + 475 bps) due 08/07/21	205,088	202,525

See notes to financial statements.

28 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

	Face
	Amount	Value
SENIOR FLOATING RATE INTERESTS††,5 – 3.2% (continued)
Technology – 1.3% (continued)
LegalZoom.com, Inc.
5.94% (3 Month USD LIBOR + 450 bps) due 11/21/24	$ 100,000	$ 99,750
Total Technology		5,412,709
Consumer, Cyclical – 0.6%
Accuride Corp.
8.15% (3 Month USD LIBOR + 700 bps) due 11/17/23	317,774	321,746
6.58% (3 Month USD LIBOR + 525 bps) due 11/17/23	300,000	303,750
LA Fitness International LLC
4.85% (1 Month USD LIBOR + 350 bps) due 07/01/20	361,657	366,630
Toys ‘R’ US, Inc.
8.10% (1 Month USD LIBOR + 675 bps) due 01/18/19	325,000	325,163
Truck Hero, Inc.
5.33% (3 Month USD LIBOR + 400 bps) due 04/22/24	319,375	318,976
Sears Holdings Corp.
5.85% (1 Month USD LIBOR + 450 bps) due 06/30/18	246,409	245,281
Neiman Marcus Group, Inc.
4.49% (1 Month USD LIBOR + 325 bps) due 10/25/20	241,228	196,533
MX Holdings US, Inc.
4.10% (1 Month USD LIBOR + 275 bps) due 08/14/23	147,022	147,941
Total Consumer, Cyclical		2,226,020
Consumer, Non-cyclical – 0.6%
PT Intermediate Holdings III LLC
9.75% (Commercial Prime Lending Rate + 550 bps) due 06/23/22†††,1	1,262,250	1,262,250
Springs Industries, Inc.
7.81% (1 Month USD LIBOR + 650 bps) due 06/01/21†††,1	493,750	493,750
American Tire Distributors, Inc.
5.60% (1 Month USD LIBOR + 425 bps) due 09/01/21	290,399	292,214
Certara, Inc.
5.35% (1 Month USD LIBOR + 400 bps) due 08/15/24	150,000	151,125
Targus Group International, Inc.
14.00% (Commercial Prime Lending Rate + 1,050 bps) due 05/24/16†††,1,2,7,11	213,492	–
Total Consumer, Non-cyclical		2,199,339
Communications – 0.3%
TVC Albany, Inc.
5.30% (3 Month USD LIBOR + 400 bps) due 09/18/24	500,000	501,250
Market Track LLC
5.58% (3 Month USD LIBOR + 425 bps) due 06/05/24	249,375	248,128
Houghton Mifflin Co.
4.35% (1 Month USD LIBOR + 300 bps) due 05/28/21	248,475	230,461
Mcgraw-Hill Global Education Holdings LLC
5.35% (1 Month USD LIBOR + 400 bps) due 05/04/22	199,244	199,351
Total Communications		1,179,190

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

	Face
	Amount	Value
SENIOR FLOATING RATE INTERESTS††,5 – 3.2% (continued)
Industrial – 0.2%
Transdigm, Inc.
4.33% (3 Month USD LIBOR + 300 bps) due 06/04/21[9]	$ 483,750	$ 484,084
Imagine Print Solutions LLC
6.09% (3 Month USD LIBOR + 475 bps) due 06/21/22	199,000	193,030
SI Organization
6.08% (3 Month USD LIBOR + 475 bps) due 11/23/19	170,128	171,086
NaNa Development Corp.
8.08% (3 Month USD LIBOR + 675 bps) due 03/15/18	30,247	29,642
Total Industrial		877,842
Utilities – 0.1%
MRP Generation Holding
8.33% (3 Month USD LIBOR + 700 bps) due 10/18/22	297,000	274,354
Bhi Investments LLC
5.83% (3 Month USD LIBOR + 450 bps) due 08/28/24	200,000	198,000
Total Utilities		472,354
Financial – 0.1%
Jane Street Group LLC
5.88% ((2 Month USD LIBOR + 450 bps) and (3 Month USD LIBOR + 450 bps))
due 08/25/22[13]	400,000	403,000
Energy – 0.0%
PSS Companies
5.83% (3 Month USD LIBOR + 450 bps) due 01/28/20	192,863	178,398
Total Senior Floating Rate Interests
(Cost $13,004,212)		12,948,852
COLLATERALIZED MORTGAGE OBLIGATION†† – 0.0%
Residential Mortgage Backed Securities – 0.0%
Nomura Resecuritization Trust
2012-1R, 1.38% (1 Month USD LIBOR + 44 bps) due 08/27/47[5,6]	31,531	31,526
Total Collateralized Mortgage Obligation
(Cost $30,728)		31,526
Total Investments – 124.2%
(Cost $435,344,319)		$ 504,557,926
Other Assets & Liabilities, net – (24.2)%		(98,311,285)
Total Net Assets – 100.0%		$ 406,246,641

See notes to financial statements.

30 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS††

Counterparty Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Market Value	Unrealized Gain (Loss)
Bank of America CME	Receive	3 Month LIBOR	1.64%	Semi-annual	10/16/19	$(57,000,000)	$313,057	$313,057
Merrill Lynch
Bank of America CME	Receive	3 Month LIBOR	1.46%	Semi-annual	10/17/19	(25,000,000)	222,507	222,507
Merrill Lynch
								$535,564

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	Security was fair valued by the Valuation Committee at November 30, 2017. The total market value of fair valued securities amounts to $2,310,061, (cost $2,686,546) or 0.6% of total net assets.
2	Investment in an affiliated issuer.
3	Rate indicated is the 7 day yield as of November 30, 2017.
4
All or a portion of these securities have been physically segregated in connection with borrowings and reverse repurchase agreements. As of November 30, 2017, the total value of securities segregated was $260,713,561.

5
Variable rate security. The rate indicated is the rate effective at November 30, 2017. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

6
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $23,961,116 (cost $20,800,356), or 5.9% of total net assets.

7	Security is in default of interest and/or principal obligations.
8	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
9	Term loan interests in the Trust’s portfolio generally have variable rates. All or a portion of this security represents unsettled loan positions and may not have a stated coupon rate.
10	Taxable municipal bond issued as part of the Build America Bond program.
11	Payment-in-kind security.
12
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $202,267 (cost $601,534), or less than 0.1% of total net assets — See Note 12.

13	The effective rate shown is based on a weighted average of the underlying reference rates and spread amounts listed.

bps	Basis Points
CME	Chicago Mercantile Exchange
LIBOR	London Interbank Offered Rate

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

See Sector Classification in Other Information section.
The following table summarizes the inputs used to value the Trust’s investments at November 30, 2017 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$291,494	$$25,927	$91,601	$409,022
Money Market Fund	5,380,621	–	–	5,380,621
Municipal Bonds	–	449,387,134	–	449,387,134
Corporate Bonds	–	18,291,293	–	18,291,293
Asset-Backed Securities	–	18,109,478	–	18,109,478
Senior Floating Rate Interests	–	10,730,392	2,218,460	12,948,852
Collateralized Mortgage Obligations	–	31,526	–	31,526
Interest Rate Swap Agreements*	–	535,564	–	535,564
Total Assets	$5,672,115	$497,111,314	$2,310,061	$505,093,490

Investments in Securities (Liabilities)
Reverse Repurchase Agreements	$–	$59,660,979	$–	$59,660,979
Unfunded Loan Commitments	–	–	209,202	209,202
Total Liabilities	$–	$59,660,979	$209,202	$59,870,181
* Interest rate swap agreements are reported as unrealized gain/loss at period end.

Please refer to the Schedule of Investments for a breakdown of investment type by industry category.
The following is a summary of the significant unobservable input used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy:

	Ending Balance at
Category	11/30/2017	Valuation Technique	Unobservable Inputs	Input Range
Assets:
Common Stocks	$ 56,865	Enterprise Value	Valuation Multiple	8.9x-8.9x
Common Stocks	34,736	Enterprise Value	Valuation Multiple	7.8x-7.8x
Senior Floating Rate Interests	1,724,710	Model Price	Purchase Price	–
Senior Floating Rate Interests	493,750	Enterprise Value	Valuation Multiple	9.8x-9.8x
Total Assets	$2,310,061
Liabilities:
Unfunded Loan Commitments	$ 209,202	Model Price	Purchase Price	–

Significant changes in valuation multiples or liquidation values would generally result in significant changes in the fair value of the security.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended November 30, 2017, there were no transfers between levels.

See notes to financial statements.

32 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

Summary of Fair Value of Level 3 Activity
Following is a reconciliation of Level 3 assets and liabilities for which significant unobservable inputs were used to determine fair value for the period ended November 30, 2017:
LEVEL 3 – Fair Value measurement using significant unobservable inputs

	Assets				Liabilities
	Senior
	Floating				Unfunded
	Rate	Corporate	Common	Total	Loan
	Interests	Bonds	Stocks	Assets	Commitments
Beginning Balance	$3,542,188	$–	$159,631	$3,701,819	$(67,375)
Purchases/(Receipts)	(478,339)	–	–	(478,339)	–
Sales, maturities and paydowns/Fundings	2,464,196	1,918	335,401	2,801,515	3,138,816
Total realized gains or losses included in earnings	–	–	–	–	–
Total change in unrealized gains or losses
included in earnings	(3,309,585)	(1,918)	(403,431)	(3,714,934)	(3,280,643)
Ending Balance	$2,218,460	$–	$91,601	$2,310,061	$(209,202)
Net Change in unrealized appreciation (depreciation)
for investments in securities still held at
November 30, 2017	$(1,179)	$–	$(68,005)	$(69,184)	$83,181

Affiliated Transactions
The Trust had the following transactions with affiliated funds during the period ended November 30, 2017:
				Realized
	Value			Gain	Change in	Value	Shares	Investment
Security Name	05/31/17	Additions	Reductions	(Loss)	Unrealized	11/30/17	11/30/17	Income
Aspect Software
Parent, Inc.	$38,040	$–	$–	$–	$(21,650)	$16,390	2,541	$–
Aspect Software
Parent, Inc.	93,943	–	–	–	(53,468)	40,475	6,275	–
Aspect Software,
Inc., 11.85% (1 Month
USD LIBOR + 1050 bps)
due 05/25/20	436,698	–	(5,577)	–	(2,147)	428,974	432,216	24,770
Targus Group International
Equity, Inc	27,623	–	–	–	7,113	34,736	18,415	–
Targus Group International,
Inc., 15.00% due 12/31/19	88,167	4,655	(97,938)	–	5,116	–	–	264
Targus Group International,
Inc. due 05/24/16	–	–	–	–	–	–	213,492	–
	$684,471	$4,655	$(103,515)	$–	$(65,036)	$520,575		$25,034

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 33

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	November 30, 2017

ASSETS:
Investments in unaffiliated issuers, at value	$504,037,351
Investments in affiliated issuers, at value	520,575
Restricted cash	844,296
Cash	139,524
Variation margin on swap agreements	50,572
Prepaid expenses	6,352
Receivables:
Interest	8,455,214
Total assets	514,053,884
LIABILITIES:
Reverse repurchase agreements	59,660,979
Borrowings	46,509,544
Unfunded loan commitments, at value (Note 11) (Commitment fees received 312,664)	209,202
Interest due on borrowings	84,494
Payable for:
Investments purchased	649,400
Investment advisory fees	257,946
Excise tax	243,000
Trustees’ fees and expenses*	12,320
Other liabilities	180,358
Total liabilities	107,807,243
NET ASSETS	$406,246,641
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares authorized,
17,416,307 shares issued and outstanding	$174,163
Additional paid-in capital	330,881,053
Undistributed net investment income	1,730,797
Accumulated net realized gain on investments	3,607,995
Net unrealized appreciation on investments	69,852,633
NET ASSETS	$406,246,641
Shares outstanding ($0.01 par value with unlimited amount authorized)	17,416,307
Net asset value	$23.33
Investments in unaffiliated issuers, at cost	434,435,954
Investments in affiliated issuers, at cost	908,365

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

34 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

STATEMENT OF OPERATIONS	November 30, 2017
For the Six Months Ended November 30, 2017 (Unaudited)

INVESTMENT INCOME:
Interest from securities of unaffiliated issuers	$16,739,245
Interest from securities of affiliated issuers	25,034
Total investment income	16,764,279
EXPENSES:
Investment advisory fees	1,570,185
Interest expense	1,224,153
Excise tax expense	243,000
Professional fees	89,095
Trustees’ fees and expenses*	69,534
Fund accounting fees	62,833
Administration fees	59,309
Printing fees	29,339
Custodian fees	14,491
Listing fees	11,895
Transfer agent fees	8,998
Insurance	5,364
Miscellaneous	2,014
Total expenses	3,390,210
Net investment income	13,374,069
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	307,183
Investments in affiliated issuers	–
Swap agreements	(159,020)
Net realized gain	148,163
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(472,552)
Investments in affiliated issuers	(65,036)
Swap agreements	620,249
Net change in unrealized appreciation (depreciation)	82,661
Net realized and unrealized gain	230,824
Net increase in net assets resulting from operations	$13,604,893

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 35

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)	November 30, 2017

	Period Ended
	November 30, 2017	Year Ended
	(Unaudited)	May 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$13,374,069	$27,652,102
Net realized gain on investments	148,163	2,111,332
Net change in unrealized appreciation (depreciation)
on investments	82,661	(2,876,343)
Net increase in net assets resulting from operations	13,604,893	26,887,091
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(13,138,514)	(26,927,004)
SHAREHOLDER TRANSACTIONS:
Net increase (decrease) in net assets	466,379	(39,913)
NET ASSETS:
Beginning of period	405,780,262	405,820,175
End of period	$406,246,641	$405,780,262
Undistributed net investment income at end of period	$1,730,797	$1,495,242

See notes to financial statements.

36 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS	November 30, 2017
For the Six Months Ended November 30, 2017 (Unaudited)

Cash Flows from Operating Activities:
Net Increase in net assets resulting from operations	$13,604,893
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized depreciation on investments	537,588
Decrease in variation margin on swap agreements	23,763
Net realized gain on investments	(307,183)
Net accretion of bond discount and amortization of bond premium	(1,706,108)
Purchase of long-term investments	(14,195,015)
Proceeds from sale of long-term investments	13,629,708
Paydowns received on mortgage and asset-backed securities	13,441,982
Net purchases of short-term investments	(3,992,683)
Increase in prepaid expenses	(6,352)
Decrease in interest receivable	114,843
Decrease in investments sold receivable	66,125
Decrease in other assets	867
Increase in investments purchased payable	649,400
Decrease in interest due on borrowings	(23,863)
Decrease in investment advisory fees payable	(9,605)
Commitment fees received and repayments of unfunded commitments	3,254,327
Loan commitment fundings	(3,112,500)
Increase in excise tax payable	243,000
Decrease in administration fees payable	(350)
Decrease in fund accounting fees payable	(311)
Increase in trustees’ fees and expenses payable	2,452
Increase in other liabilities	17,113
Net Cash Provided by Operating and Investing Activities	22,232,091
Cash Flows From Financing Activities:
Distributions to common shareholders	(13,138,514)
Proceeds from reverse repurchase agreements	91,554,925
Payments made on reverse repurchase agreements	(99,601,626)
Proceeds from borrowings	2,000,000
Payments made on borrowings	(3,000,000)
Net Cash Used in Financing Activities	(22,185,215)
Net increase in cash	46,876
Cash at Beginning of Period (including restricted cash)	936,944
Cash at End of Period (including restricted cash)	983,820
Supplemental Disclosure of Cash Flow Information: Cash paid during the period
for interest	$1,244,879
Supplemental Disclosure of Non Operating Activity: Additional principal received
on payment-in-kind bonds	$4,655

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 37

FINANCIAL HIGHLIGHTS	November 30, 2017

	Period Ended
	November 30, 2017	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013
Per Share Data:
Net asset value, beginning of period	$23.30	$23.30	$23.35	$23.26	$23.61	$23.49
Income from investment operations:
Net investment income(a)	0.77	1.59	1.48	1.48	1.63	1.65
Net gain (loss) on investments (realized and unrealized)	0.01	(0.04)	0.13	0.27	(0.32)	0.07
Total from investment operations	0.78	1.55	1.61	1.75	1.31	1.72
Less distributions from:
Net investment income	(0.75)	(1.55)	(1.64)	(1.48)	(1.60)	(1.60)
Capital gains	—	—	(0.02)	(0.18)	(0.06)	—
Total distributions to shareholders	(0.75)	(1.55)	(1.66)	(1.66)	(1.66)	(1.60)
Net asset value, end of period	$23.33	$23.30	$23.30	$23.35	$23.26	$23.61
Market value, end of period	$22.51	$23.23	$22.28	$21.64	$21.69	$22.70
Total Return(b)
Net asset value	3.41%	6.81%	7.25%	7.64%	6.15%	7.48%
Market value	0.16%	11.62%	10.95%	7.52%	3.54%	8.27%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$406,247	$405,780	$405,820	$406,668	$405,039	$411,135
Ratio to average net assets of:
Total expenses, including interest expense(c)	1.60%	1.54%	1.38%	1.32%	1.35%	1.38%
Net investment income, including interest expense	6.62%	6.80%	6.47%	6.26%	7.37%	6.99%
Portfolio turnover rate	3%	6%	7%	11%	10%	12%
Senior Indebtedness
Borrowings – committed facility agreement (in thousands)	$46,510	$47,509	$89,686	$35,510	$30,964	$44,214
Asset Coverage per $1,000 of borrowings(d)	$11,017	$10,966	$9,030	$14,993	$16,953	$12,239
Reverse Repurchase Agreements (in thousands)(e)	$59,658	$67,708	$61,710	$90,202	$88,923	$85,778
Total Borrowings and reverse purchase agreements
outstanding (in thousands)	$106,168	$115,217	$151,396	$125,712	$119,887	$129,992
Asset Coverage per $1,000 of indebtedness(f)	$4,826	$4,522	$3,681	$4,235	$4,379	$4,163

See notes to financial statements.

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FINANCIAL HIGHLIGHTS continued November 30, 2017

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Excluding interest expense, the operating expense ratios for the six months ended November 30, 2017 and the years ended May 31 would be:

November 30,
2017	2017	2016	2015	2014	2013
1.00%	1.00%	0.99%	1.02%	1.02%	1.02%

(d)	Calculated by subtracting the Trust’s total liabilities (not including the borrowings or reverse repurchase agreements) from the Trust’s total assets and dividing by the borrowings.
(e)
As a result of the Trust having earmarked or segregated cash or liquid securities to collateralize the transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Trust does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.

(f)
Calculated by subtracting the Trust’s total liabilities (not including the borrowings or reverse repurchase agreements) from the Trust’s total assets and dividing by the borrowings and reverse repurchase agreements.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 39

NOTES TO FINANCIAL STATEMENTS (Unaudited)	November 30, 2017

Note 1 – Organization:
Guggenheim Taxable Municipal Managed Duration Trust (the “Trust”) (formerly known as Guggenheim Build America Bonds Managed Duration Trust) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.
Note 2 – Accounting Policies:
The Trust operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Trust (the “Board”) has adopted policies and procedures for the valuation of the Trust’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Trust’s securities and/or other assets.
Valuations of the Trust’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Trust’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. Eastern time on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily

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represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.
Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at net asset value.
Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.
The value of interest rate swap agreements entered into by the Trust are accounted for using the unrealized gain or loss on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange (“CME”) price.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Eastern time. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA”, or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2017

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as interest income. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
(c) When-Issued and Delayed Delivery Transactions
The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in a market conditions or the failure of counterparties to perform under the contract.
(d) Distributions
The Trust declares and pays monthly distributions to common shareholders. These distributions will consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
(e) Swaps
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. Swaps are valued daily at current market value and the variation margin is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Trust’s basis in the swap and the proceeds of the closing transaction, including any fees. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. The line item is removed upon settlement according to the terms of the swap agreement.
Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Trust are included as part of realized gain (loss) on the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2017

(f) Currency Translation
The accounting records of the Trust are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.
The Trust does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Trust’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions on the Trust’s Statement of Operations.
Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Trust’s Statement of Operations.
(g) Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in forward foreign currency transactions.
(h) Indemnifications
Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.
Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Trust’s administrative management and compensates the officers and trustees of the Trust who are affiliates of the Adviser. As compensation for these services, the Trust pays the Adviser a fee, payable monthly, in an amount

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2017

equal to 0.60% of the Trust’s average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).
Pursuant to a Sub-Advisory Agreement among the Trust, the Adviser and GPIM, GPIM under the supervision of the Trust’s Board of Trustees and the Adviser, provides a continuous investment program for the Trust’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Trust who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.30% of the Trust’s average daily managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Trust’s total assets minus the sum of its accrued liabilities. Total assets means all of the Trust’s assets and is not limited to its investment securities. Accrued liabilities means all of the Trust’s liabilities other than borrowings for investment purposes.
Certain officers of the Trust may also be officers, directors and/or employees of the Adviser or GPIM. The Trust does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator and accounting agent. As administrator and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. The Bank of New York (“BNY”) acts as the Trust’s custodian. As custodian, BNY is responsible for the custody of the Trust’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Trust’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 4 – Fair Value Measurement:
In accordance with U.S. GAAP, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

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Independent pricing services are used to value a majority of the Trust’s investments. When values are not available from a pricing service, they may be computed by the Trust’s investment adviser or an affiliate. In any event, values may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Trust’s assets and liabilities are categorized as Level 2 or Level 3, as indicated in this report.
Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Trust’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Trust may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.
Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 5 – Federal Income Tax Information:
The Trust intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.
The Trust is subject to an excise tax of 4% of the amount by which 98% of the Trust’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.
As of November 30, 2017, the cost of investments and accumulated unrealized appreciation/depreciation on investments for federal income tax purposes were as follows:

	Gross Tax	Gross Tax	Net Tax
Tax Cost	Unrealized Gain	Unrealized Loss	Unrealized Gain
$435,404,639	$71,000,704	$(1,208,391)	$69,792,313

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, non-real estate investment trust return of capital and collateralized loan obligations.
As of May 31, 2017, (the most recent fiscal year end for federal income tax purposes) tax components of accumulated earnings (excluding paid-in capital) were as follows:

Undistributed	Accumulated	Unrealized
Ordinary Income	Long-Term Gains	Appreciation
$2,669,212	$2,732,582	$69,323,252

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2017

For the year ended May 31, 2017, (the most recent fiscal year end for federal income tax purposes) the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from:	2017
Ordinary Income	$26,927,004
Long-Term Capital Gain	–
$26,927,004

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.
For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns that would not meet a more—likely—than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).
Note 6 – Investments in Securities:
For the period ended November 30, 2017, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and in-kind transactions, were $14,195,015 and $13,629,708 respectively.
The Trust is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Trust from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period November 30, 2017, the Trust did engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$ –	$3,743,176	$145,672

Note 7 – Derivatives:
As part of its investment strategy, the Trust utilizes derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Accounting Policies in Note 2 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to

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facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Trust uses derivative instruments, how these derivative instruments are accounted for and their effects on the Trust’s financial position and results of operations.
The Trust may utilize derivatives for the following purposes:
Duration: the use of an instrument to manage the interest rate risk of a portfolio.
Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
(a) Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Trust utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value.
Certain standardized swaps are subject to mandatory central clearing and are executed on a multilateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into a centrally-cleared swap transaction, the Trust is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Trust, depending on fluctuations in the fair value of the reference entity. For Trusts utilizing interest rate swaps, the exchange bears the risk of loss.
Interest rate swaps involve the exchange by the Trust with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.
The following table represents the Trust’s use and volume of interest rate swaps on a quarterly basis:

	Average Notional
Use	Long	Short
Duration, Hedge	$ –	$82,000,000

Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Trust’s Statement of Assets and Liabilities as of November 30, 2017:

Derivative Investment Type	Asset Derivatives
Interest Rate Contracts	Variation margin on swap agreements

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2017

The following table sets forth the fair value of the Trust’s derivative investments categorized by primary risk exposure at November 30, 2017:

Asset Derivative Investments Value
Swaps Interest	Total Value at
Rate Risk	November 30, 2017
$ 535,564*	$ 535,564

*
Includes cumulative appreciation (depreciation) on swap agreements as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Trust’s Statement of Operations for the period ended November 30, 2017:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest Rate Contracts	Net realized gain (loss) on swap agreements Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Trust’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended November 30, 2017:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Swaps Interest
Primary Risk Exposure	Rate Contracts	Total
Interest Rate Risk	$ (159,020)	$ (159,020)
Net Change in Unrealized Appreciation(Depreciation) on Derivative Investments
Recognized on the Statement of Operations
Swaps Interest
Primary Risk Exposure	Rate Contracts	Total
Interest Rate Risk	$ 620,249	$ 620,249

In conjunction with the use of derivative instruments, the Trust is required to maintain collateral in various forms. The Trust uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Trust.
The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.
Note 8 –Offsetting
In the normal course of business, the Trust enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Trust to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define their contractual rights and to secure rights that will help the Trust mitigate their counterparty risk, the Trust may enter into an International Swaps and Derivatives Association,

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2017

Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Trust and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counter party must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Trust from its counterparties are not fully collateralized, contractually or otherwise, the Trust bears the risk of loss from counterparty nonperformance. The Trust attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Trust does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following table presents derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP.

Net Amounts of
		Gross Amounts	Liabilities	Gross Amounts Not
		Offset in the	Presented in	Offset in the Statement
	Gross Amounts	the Statement	the Statement	of Assets & Liabilities
	of Recognized	of Assets &	of Assets &	Financial	Net
Investment Type	Liabilities[1]	Liabilities	Liabilities	Instruments	Amount
Reverse Repurchase
Agreements	$59,660,979	$ –	$59,660,979	$(59,660,979)	$ –

1 Centrally cleared swaps are excluded from these reported amounts.
The following table presents deposits held by others in connection with derivative investments as of November 30, 2017. The Trust has the right to offset these deposits against any related liabilities outstanding with each counterparty.

Counterparty	Asset Type	Cash Pledged
Bank of America Merrill Lynch	Interest Rate Swaps	$844,296
Total		$844,296

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 49

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2017

Note 9 – Capital:

Common Shares
The Trust has an unlimited amount of common shares, $0.01 par value, authorized and 17,416,307 issued and outstanding. Transactions in common shares were as follows:

	Period Ended	Year Ended
	November 30, 2017	May 31, 2017
Beginning Shares	17,416,307	17,416,307
Shares issued through dividend reinvestment	–	–
Ending Shares	17,416,307	17,416,307

Note 10 – Leverage:
Reverse Repurchase Agreements
The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker—dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Trust may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the market value of the Trust’s assets. For the period ended November 30, 2017, the average daily balance for which reverse repurchase agreements were outstanding amounted to $64,072,626. The weighted average interest rate was 1.82%.
As of November 30, 2017, there was $59,657,842 in reverse repurchase agreements outstanding, exclusive of accrued interest. As of November 30, 2017, the Trust had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

	Range of
Counterparty	Interest Rates	Maturity Dates	Face Value
Royal Bank of Canada	2.03%	02/28/18	$36,291,100
BNP Paribas Bank	1.36% - 1.87%*	Open Maturity	23,366,742
			$59,657,842
* Variable rate security. Rate indicated is the rate effective at November 30, 2017.
The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of November 30, 2017 aggregated by asset class of the related collateral pledged by the Trust:

	Overnight and	Up to		Greater than
	Continuous	30 days	31 - 90 days	90 days	Total
Municipal Bonds	$23,366,742	$ –	$36,291,100	$ –	$59,657,842
Total Borrowings	$23,366,742	$ –	$36,291,100	$ –	$59,657,842
Gross amount of recognized
liabilities for reverse
repurchase agreements	$23,366,742	$ –	$36,291,100	$ –	$59,657,842

50 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2017

Borrowings
On February 27, 2015, the Trust entered into a $125,000,000 credit facility agreement with an approved lender. Under the credit facility, the interest rate on the amount borrowed is based on the 3 month LIBOR plus 85 basis points, and an unused commitment fee of 25 basis points is charged on the difference between the amount available to borrow under the credit agreement and the actual amount borrowed, if the Trust borrows less than 50% available. As of November 30, 2017, there was $46,509,544 outstanding in connection with the Trust’s credit facility. The average daily amount of borrowings on the credit facilities during the period was $48,946,702 with a related average interest rate of 2.21%. The maximum amount outstanding during the period ended was $49,509,544. As of November 30, 2017, the total value of securities segregated and pledged as collateral in connection with borrowings was $79,806,045
The Trust’s current credit facility agreement includes usual and customary covenants. These covenants impose on the Trust asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Trust’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Trust over which the counterparty has a lien. In addition, the Trust is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 11 – Loan Commitments:
Pursuant to the terms of certain loan agreements, the Trust held unfunded loan commitments as of November 30, 2017. The Trust is obligated to fund these loan commitments at the borrower’s discretion. The Trust reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of November 30, 2017, the total amount segregated in connection with reverse repurchase agreements and unfunded loan commitments was $180,907,516.
As of November 30, 2017, the Trust had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Maturity Date	Face Amount	Value
Itron, Inc.	03/17/18	$ 450,000	$ –
Lytx, Inc.	08/31/22	26,316	3,125
Solera LLC	03/03/21	2,250,000	206,077
		$ 2,726,316	$ 209,202

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 51

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2017

Note 12 – Restricted Securities:
The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Highland Park CDO I Ltd. 2006-1A,
1.86% (3 Month USD LIBOR + 40 bps) due 11/25/51	06/08/17	$ 84,980	$ 111,057
Schahin II Finance Co. SPV Ltd.
5.88% due 09/25/22	01/18/14	516,554	91,210
		$ 601,534	$ 202,267

Note 13 – Subsequent Event:
The Trust evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Trust’s financial statements.

52 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited)	November 30, 2017

Federal Income Tax Information
In January 2018, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2017.
Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Trust’s registration statement, the Trust has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Trust usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 53

OTHER INFORMATION (Unaudited) continued	November 30, 2017

Trustees
The Trustees of the Guggenheim Taxable Municipal Managed Duration Trust and their principal business occupations during the past five years:

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Independent Trustees:
Randall C. Barnes (1951)	Trustee	Since 2010	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	95	Current: Trustee, Purpose Investments Funds (2014-present).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 2014	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	92	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chair of the Audit Committee (Effective 5/24/17)	Since 2014	Current: President, Washburn University (1997-present).	92	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2010	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	92	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).

54 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2017

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Independent Trustees continued:
Robert B. Karn III (1942)	Trustee	Since 2010	Current: Consultant (1998-present). Former: Arthur Andersen LLP (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	92	Former: GP Natural Resource Partners, LLC (2002- 2017); Peabody Energy Company (2003-April 2017).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2010	Current: Partner, Momkus McCluskey LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	97	Current: Edward-Elmhurst Healthcare System (2012-present).
Maynard F. Oliverius (1943)	Trustee	Since 2014	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	92
Current: Robert J. Dole Institute of Politics (2016-present); Stormont-Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present); Fort Hays State University (1999-present).

Former: Topeka Community Foundation (2009-2014).

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 55

OTHER INFORMATION (Unaudited) continued	November 30, 2017

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Independent Trustees continued:
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2010	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	94	Former: Bennett Group of Funds (2011-2013).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

— Messrs. Farley, Friedrich and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ending May 31, 2018.

— Messrs. Karn, Oliverius and Toupin are Class III Trustees. Class III Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ending May 31, 2019.

— Messrs. Barnes and Chubb are Class I Trustees. Class I Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ending May 31, 2020.

56 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2017

OFFICERS
The Officers of the Guggenheim Taxable Municipal Managed Duration Trust, who are not Trustees, and their principal occupations during the past five years:

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
Officers:
Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2012
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2006
Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer	Since 2016
Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director of Guggenheim Partners Investments Management, LLC (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investments, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	President, Chief Executive Officer (Effective November 2017) and Chief Legal Officer	Since November 2017 Since 2013
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (November 2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2007	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 57

OTHER INFORMATION (Unaudited) continued	November 30, 2017

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
Officers continued:
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016
Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).

Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).

Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).
Adam J. Nelson (1979)	Assistant Treasurer	Since 2015
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012
Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

58 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2017

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
Officers continued:
Jon Szafran (1989)	Assistant Treasurer	Since November 2017
Current: Vice President, Guggenheim Investments (July 2017-present); Assistant Treasurer, certain other funds in the Fund Complex (November 2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (February-June 2017); Senior Analyst of US Fund Administration, HGINA (2014-January 2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Trust.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 59

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2017

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Trust will be automatically reinvested by the Plan Administrator for shareholders in the Trust’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Trust. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

60 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	November 30, 2017

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT l 61

TRUST INFORMATION	November 30, 2017

Board of Trustees
Randall C. Barnes
Donald A. Chubb, Jr.
Jerry B. Farley
Roman Friedrich III
Robert B. Karn III Ronald A. Nyberg
Maynard F. Oliverius
Ronald E. Toupin, Jr.,
Chairman

Principal Executive Officers
Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
President, Chief Executive Officer and
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer

Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA

Administrator and Accounting Agent
MUFG Investor Services (US), LLC
Rockville, MD

Custodian
The Bank of New York Mellon Corp.
New York, NY

Legal Counsel
Skadden, Arps, Slate, Meagher &
Flom LLP
New York, NY

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Tysons, VA

62 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST SEMIANNUAL REPORT

TRUST INFORMATION continued	November 30, 2017

Privacy Principles of Guggenheim Taxable Municipal Managed Duration Trust for Shareholders
The Trust is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Trust restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Taxable Municipal Managed Duration Trust?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Trust’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Taxable Municipal Managed Duration Trust for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.
A description of the Trust’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Trust at (866) 392-3004.
Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 392-3004, by visiting the Trust’s website at guggenheiminvestments.com/gbab or by accessing the Trust’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gbab. The Trust’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Trust from time to time may purchase shares of its common stock in the open market or in private transactions.

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ABOUT THE FUND MANAGERS
Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC 227 West Monroe Street Chicago, IL 60606 Member FINRA/SIPC (01/18)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GBAB-SAR-1117

Item 2.  Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3.  Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4.  Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5.  Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)         Not applicable for a semi-annual reporting period.
(b)         There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
 (b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)         The registrant has not participated in securities lending activities during the period covered by this report.
(b)         Not applicable.
Item 13.  Exhibits.
(a)(1)     Not applicable
(a)(2)     Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
 (a)(3)     Not applicable.
(b)         Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Guggenheim Taxable Municipal Managed Duration Trust
By:         /s/ Amy J. Lee
Name:    Amy J. Lee
Title:      President, Chief Executive Officer and Chief Legal Officer
Date:      February 7, 2018
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:          /s/ Amy J. Lee
Name:    Amy J. Lee
Title:      President, Chief Executive Officer and Chief Legal Officer
Date:      February 7, 2018
By:         /s/ John L. Sullivan
Name:    John L. Sullivan
Title:      Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:      February 7, 2018